UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2005

Instinet Group Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32717	13-4134098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Times Square, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-310-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 2005, Instinet Group Incorporated (“Instinet”) issued a press release announcing that it has completed the sale of Lynch, Jones & Ryan, Inc. (“LJR”), a commission recapture subsidiary of Instinet, to the Bank of New York for $174 million in cash. All of the necessary regulatory approvals and other customary approvals for the sale have been received. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Description
99.1	Press Release of Instinet Group Incorporated issued July 1, 2005: Instinet Group Completes Sale of Lynch, Jones & Ryan, Inc. to Bank of New York.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED
Registrant
Date: July 1, 2005
	By:	/s/ Paul A. Merolla
Paul A. Merolla
Executive Vice President and General Counsel

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Instinet Group Incorporated issued July 1, 2005: Instinet Group Completes Sale of Lynch, Jones & Ryan, Inc. to Bank of New York.

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